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                                     EXHIBIT 10.48
















































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                               SHARE PURCHASE AGREEMENT


                               Dated as of July 19, 1994


                                     by and among


                     HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
                                 8500 Balboa Boulevard
                           Northridge, California 91329, USA


                            HARMAN INVESTMENT COMPANY, INC.
                                 8500 Balboa Boulevard
                           Northridge, California 91329, USA


                   GIROCREDIT BANK AKTIENGESELLSCHAFT DER
SPARKASSEN
                                    Schubertring 5
                                A-1010 Vienna, AUSTRIA


                                          and


                  GIROCREDIT VERMoGENSVERWALTUNGSGESELLSCHAFT
m.b.H.
                                     Traungasse 12
                                A-1030 Vienna, AUSTRIA


                                 concerning shares in


                   AKG AKUSTISCHE U. KINO-GERATE GESELLSCHAFT m.b.H.


























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                               SHARE PURCHASE AGREEMENT


  This SHARE PURCHASE AGREEMENT (this "Agreement") made as of the 19th day of July, 1994 between, Harman International Industries, Incorporated, a corporation organized under the laws of Delaware, U.S.A. (the "Purchaser") having an address at 8500 Balboa Boulevard,
Northridge, California 91329 USA, Harman Investment Company, Inc., a corporation organized under the laws of Delaware, U.S.A. ("HIC") having an address at 8500 Balboa Boulevard,
Northridge, California, GiroCredit Bank Aktiengesellschaft der Sparkassen, a stock corporation (Aktiengesellschaft) organized under the laws of Austria ("GiroCredit") having an address at Schubertring 5, A-1010 Vienna, Austria, and GiroCredit
Vermogensverwaltungsgesellschaft m.b.H., a limited liability company organized under the laws of Austria ("Shareholder") having an address at Traungasse 12, A-1030 Vienna,
Austria.
  Capitalized terms used and not defined herein shall have the meanings indicated in
Exhibit A to this Agreement and incorporated herein by reference.


                                       ARTICLE 1

                                   SALE AND PURCHASE

      1.1 Object of Purchase: The Share. Shareholder holds a share in the nominal amount of AS 4,800,000.-- in AKG (this share of Shareholder in AKG is referred to as the
"Share").

      1.2  Sale, Purchase and Transfer.

      (a) Sale and Purchase. Shareholder hereby sells and transfers the Share in AKG to the Purchaser. The Purchaser accepts such sale and transfer of the Share.

      (b) Notarial Transfers. To effect the transfers of the Share, Shareholder and the
Purchaser shall on the date of this Agreement execute a transfer agreement in the form of a notarial deed in substantially the form attached hereto as Exhibit B.



























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                                       ARTICLE 2

                             PURCHASE PRICES AND PAYMENTS

      2.1 Share Purchase Price. The aggregate consideration for the Share is AS
41,000,000.-- (Forty One Million Austrian Schilling), payable to
Shareholder, due within
15 days of the date of execution of the notarial deed of transfer.

      2.2 Transfer Taxes. Purchaser shall be liable for and pay all applicable sales, documentary, recording, filing, transfer, and other similar taxes and fees payable as a result of the consummation of the transactions contemplated by Articles 1 and 2 of this Agreement, including notarial fees.

                                       ARTICLE 3
                      GUARANTEES (GARANTIEN), REPRESENTATIONS AND
                               WARRANTIES OF THE SELLERS

  Sellers, jointly and severally, in conjunction with the remedies provided by the indemnification provisions of Article 6 hereof, absolutely, irrevocably and unconditionally guarantee, represent, and warrant to the Purchaser as of the date of this Agreement, that:

      3.1  Organization; Corporate Power and Authority.
Shareholder is a Gesellschaft mit
beschrankter Haftung (GmbH) duly organized and existing under the laws of Austria and has all necessary power and authority to own its property and carry on its business as presently owned and conducted. GiroCredit is an Aktiengesellschaft
(AG) duly organized
and existing under the laws of Austria and has all necessary power and authority to own its property and carry on its business as presently owned and conducted. Each Seller has duly authorized, executed, and delivered this Agreement and has full power and authority to execute and deliver, and to perform its obligations under, this Agreement. This
Agreement, when executed and delivered by all parties hereto, constitutes the valid and binding obligation of each Seller, enforceable in accordance with its terms.

      3.2 Capital. The Share is owned legally and beneficially by Shareholder, free and clear of any Liens. The Share is duly authorized, validly issued, and fully paid and not subject to assessment. No Seller or any Affiliate thereof holds legally or beneficially any securities (whether issued, reserved for issuance, convertible, or outstanding) of or any other interests






















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or rights in AKG of any kind and there are no restrictions with respect to transferability
of the Shares. No Seller or any Affiliate thereof holds any options, offers, warrants, conversion rights, preemptive rights, subscriptions or agreements or rights of any kind to subscribe for or to purchase, or commitments to issue (either formal or informal, firm or contingent), share or equity capital or securities of or interests or rights in AKG
(whether debt, equity, or a combination thereof) or obligating AKG to grant, extend, or enter into any such agreement or commitment. Upon the sale, assignment, and delivery of the Share as herein contemplated, the Purchaser will have full legal and beneficial ownership of and title to the Share free of all Liens.

      3.3 Governmental Approvals. No approval, consent, decree, or order of any Austrian
Governmental Authority, other than those obtained by Sellers on or prior to the date hereof, is required in connection with the execution and delivery of this Agreement by any
Seller, the performance of their obligations hereunder, or the consummation by each of them of the transactions contemplated hereby.

      3.4 Third Party Consents. No consent, approval, or authorization of any Person
("Third Party Consent"), other than Third Party Consents obtained by Sellers on or prior to the date hereof, is required in connection with the execution, delivery, or performance of this Agreement by any Seller.

      3.5 Brokers. No Seller is directly or indirectly obligated to anyone acting as a broker, finder, or in any similar capacity in connection with this Agreement or the transactions contemplated hereby.


                                       ARTICLE 4

                        GUARANTIES (GARANTIEN), REPRESENTATIONS
                            AND WARRANTIES OF THE PURCHASER

  The Purchaser, in conjunction with the remedies provided by the indemnification provisions of Article 6 hereof, absolutely, irrevocably and unconditionally guarantees, represents and warrants to the Sellers as of the date of this Agreement as follows:

      4.1  Organization; Corporate Power and Authority.  The
Purchaser is a corporation,
duly organized and validly existing under the laws of Delaware, and has all necessary power and authority to own its property and carry on its business as























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presently owned and conducted.  The Purchaser has duly authorized, executed, and delivered
this Agreement and has full power and authority to execute and deliver, and to perform its obligations under, this Agreement. This Agreement, when executed and delivered by all parties hereto, constitutes the valid and binding obligation of the Purchaser, enforceable in accordance with its terms.

      4.2 Brokers. The Purchaser is not directly or indirectly obligated to anyone acting as a broker, finder, or in any other similar capacity in connection with this
Agreement or the transactions contemplated hereby.


                                       ARTICLE 5

                                   CERTAIN COVENANTS

      5.1 Expenses. Except as otherwise provided in this Agreement, the Sellers and the
Purchaser shall each bear their own costs and expenses incurred in connection with this
Agreement and the transactions contemplated hereby.

      5.2 Cooperation. The Purchaser and the Sellers shall use their reasonable efforts to execute all documents or certificates as may be necessary, appropriate, or desirable, on the advice of counsel, for the consummation of the transactions contemplated by this
Agreement.

      5.3 Assurances. Each Seller shall take all actions and execute and deliver all documents necessary or desirable to effectively convey record and beneficial ownership, free of all Liens, of the Share to the Purchaser.

      5.4 No Effect. The parties agree that this Agreement shall have no effect on and shall not in any way constitute a waiver, modification, amendment or other change in the rights, liabilities or obligations of the parties under the Original Share Purchase
Agreement.

      5.5 Waiver of Put and Call. HIC hereby unconditionally waives its rights under the
Notariatsakt No. 9415 of the notary Dr. Christian Kleemann in Vienna dated September 24,
1993 consisting of an Option Agreement between HIC and Shareholder. Shareholder hereby unconditionally waives its rights under the Notariatsakt No. 9416 of the notary Dr.
Christian Kleemann in Vienna dated September 24, 1993 consisting of an Option Agreement between Shareholder and HIC.





















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                                       ARTICLE 6

                             SURVIVAL AND INDEMNIFICATION

      6.1 Survival of Guarantees, Representations, and Warranties. The period during which claims under the respective guarantees, representations, and warranties of each
Seller contained in Article 3 and of the Purchaser contained in
Article 4 shall be
pursuable in accordance with Section 6.4 hereof is two (2) years ending at midnight of
July 18th, 1996, except that such period for claims under Section
3.2 (Capital) shall be
5 years.

      6.2 Indemnification by Sellers. Each Seller shall, jointly and severally, defend, indemnify, and hold harmless any Indemnified Purchaser, from and against any Losses, including interest thereon, caused by or arising out of (a) any failure by a Seller to perform its covenants or obligations as set forth in this Agreement or in any instrument or agreement delivered by a Seller pursuant to this Agreement and
(b) subject to the
limitations contained in Sections 6.1 and 6.4, any breach by a Seller of any guarantee, representation, and warranty to Purchaser contained in Article 3 of this Agreement.

      6.3 Indemnification by Purchaser. The Purchaser hereby agrees to defend, indemnify, and hold harmless any Indemnified Seller from and against any Losses, including interest thereon, caused by or arising out of (a) any failure by the Purchaser to perform its covenants or obligations to such Seller as set forth in this Agreement or in any instrument or agreement delivered by the Purchaser pursuant to this Agreement and (b) subject to the limitations contained in Sections 6.1 and 6.4, any breach by the Purchaser of any guarantee, representation, and warranty to the Sellers contained in Article 4 of this Agreement.

      6.4 Indemnification Procedure. The indemnification procedure provisions set forth in Section 6.4 of the Original Share Purchase Agreement shall apply to this Agreement as if set forth fully in this Section 6.4; provided, however, that the exceptions in Section
6.4 of the Original Share Purchase Agreement relating to Sections
3.10 and 5.4 thereof
shall not apply to this Agreement since they have no relevance in this Agreement.



























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                                       ARTICLE 7

                                     MISCELLANEOUS

      7.1 Notices. Except as otherwise provided herein, any notice required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon delivery thereof to the party to be notified (in the case of a fax, by delivery with confirmation of receipt), in each case to the address of the party to be notified, as follows:

      (a)   If to the Purchaser or HIC:

        Harman International Industries, Incorporated
        8500 Balboa Boulevard
        Northridge, California 91329, USA
        Attention:      Bernard A. Girod
        Telephone:      1-818-893-8411
        Telefax:  1-818-891-7345

        With copies to:

        Jones, Day, Reavis & Pogue
        Metropolitan Square
        1450 G Street, N.W.
        Washington, D.C. 20005-2088, USA
        Attention:      J. Lawrence Manning, Jr., Esq.
        Telephone:      1-202-879-3939
        Telefax:  1-202-737-2832

      (b)   If to Shareholder:

        GiroCredit Vermogensverwaltungsgesellschaft m.b.H.
        Traungasse 12
        A-1030 Vienna, AUSTRIA
        Attention:      Dr. Michael Matt
        Telephone:      43-1-71194-2265
        Telefax:  43-1-71-71194-2269

      (c)   If to GiroCredit:

        GiroCredit Bank Aktiengesellschaft der Sparkassen
        Schubertring 5
        A-1010 Vienna, AUSTRIA
        Attention:      Dr. Michael Matt
        Telephone:      43-1-71194-2265
        Telefax:  43-1-71-71194-2269















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or to such other address or addresses as the Purchaser, Shareholder or GiroCredit may from
time to time designate by notice as provided herein.

      7.2 Assignment. No party shall assign or delegate this Agreement or any rights or obligations hereunder to any Person, except with the prior written consent of the other parties; except that the Purchaser may assign or delegate the Agreement to any of its majority-owned Affiliates other than by delegation of the obligation to pay the Purchase
Price.

      7.3 Waiver. Any party may, by written notice to the other party, (a) extend the time for the performance of any of the obligations or other actions of such other under this Agreement; (b) waive compliance with any of the conditions or covenants of such other contained in this Agreement; or (c) waive or modify performance of any of the obligations of such other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any of the covenants, conditions, agreements, or indemnities contained in this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

      7.4 Entire Agreement. This Agreement, together with the Exhibits hereto which are incorporated into this Agreement by reference, supersedes any other agreement, whether written or oral, that may have been made or entered into by any of the parties relating to the matters contemplated hereby, and constitutes the entire agreement of the parties.

      7.5 Amendments, Supplements. This Agreement may be amended or supplemented only by an instrument in writing executed and delivered by a duly authorized director or officer of each of the parties hereto.

      7.6 Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

      7.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.






















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      7.8  Successors and Assigns.  This Agreement shall be binding upon, inure to the
benefit of, and may be enforced by, the Purchaser and any Seller, and their respective successors and permitted assigns.

      7.9 Governing Law. This Agreement shall be governed by the laws of Austria.

      7.10 Arbitration. All disputes arising in connection with the present agreement shall be finally settled by arbitration under the Rules of Arbitration of the
International Chamber of Commerce ("ICC Rules") by either one or three arbitrators appointed in accordance with the ICC Rules. The parties expressly agree that where the dispute is to be referred to three arbitrators, the party or parties submitting a request for arbitration shall jointly nominate one co-arbitrator and the party or parties designated as defendant(s) therein shall likewise jointly nominate one co-arbitrator, pursuant to the time periods set forth in Article 2 of the ICC Rules.

  The place of arbitration shall be Zurich, Switzerland. The language of the arbitral proceedings shall be English.

      7.11 Severability. Should any provision or portion of this Agreement be held unenforceable or invalid for any reason, the remaining provisions and portions of this
Agreement shall be unaffected by such holding, unless to do so would alter substantially the intended effect of this Agreement, in which case the remaining provisions or portions of this Agreement shall be read together so as to give effect to the extent possible to the intentions of the parties.

      7.12 Gender and Number. The masculine, feminine, or neuter gender and the singular or plural shall each be deemed to include the others whenever the context so indicates.
































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  IN WITNESS WHEREOF, the Purchaser, Shareholder and GiroCredit
have duly executed and
delivered this Agreement as of the date first above written.

            HARMAN INTERNATIONAL
            INDUSTRIES, INCORPORATED


            By:  /s/ Bernard A. Girod
            Name:  Bernard A. Girod
            Title:  President



            HARMAN INVESTMENT COMPANY,
            INC.


            By:  /s/ Bernard A. Girod
            Name:  Bernard A. Girod
            Title:  President



            GIROCREDIT BANK
              AKTIENGESELLSCHAFT DER
              SPARKASSEN


            By:  /s/ Dr. Herbert Lugmayr
            Name:  Dr. Herbert Lugmayr
            Title:  Vorstandsvorsitzender

            By:  /s/ Dksm. Peter Holler
            Name:  Dksm. Peter Holler
            Title:  Director


            GIROCREDIT
              VERMoGENSVERWALTUNGSGESELLSCHAFT
              m.b.H.


            By:  /s/ Dr. Michael Matt
            Name:  Dr. Michael Matt
            Title:  Bankangestellter
















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EXHIBIT A

1."Affiliate" means, with respect to any party to this Agreement, any Person controlled by or under common control with, under the control of, or controlling such party or a
Person in which such party or such controlling Person owns any interest.

2."Agreement" means this Agreement of Purchase and Sale.

3."AKG" means AKG Akustische u. Kino-Gerate Gesellschaft m.b.H., an Austrian limited liability company.

4."Austrian Governmental Authority" means any Governmental
Authority located in the
Republic of Austria or having jurisdiction over the businesses of AKG in Austria.

5."GiroCredit" means GiroCredit Aktiengesellschaft der Sparkassen, an Austrian stock company.

6."Governmental Authority" means any court, governmental authority, governmental body, or other regulatory or administrative agency or commission of any government of any country or any private or governmental arbitration or conciliation authority or other similar body.

7."Lien" means any lien, encumbrance, restriction, or other conflicting ownership, equity, or security interest.

8."Losses" means claims asserted, actions, deficiencies, damages, losses, costs, taxes, penalties, expenses, and liabilities (including reasonable attorneys' fees, court costs, investment expenses and any other costs incident to or interest chargeable on any of the foregoing).

9."Original Share Purchase Agreement" means the Share Purchase
Agreement dated September
24, 1993 between Harman International Industries, Incorporated,
Harman Investment Company,
Inc., GiroCredit, IU Holding Ges.m.b.H., GiroCredit
Vermogensverwaltungsgesellschaft
m.b.H. and AKG.

10."Person" means an individual, a corporation, a partnership, a joint stock company, a joint venture, an estate, a trust, an unincorporated organization, a Governmental
Authority, or any other entity.

11."Purchaser" means Harman International Industries, Incorporated, a Delaware corporation.

12."Seller" or "Sellers" means either or both of Shareholder and GiroCredit.

13."Shareholder" means GiroCredit Vermogensverwaltungsgesellschaft m.b.H., an Austrian limited liability company.













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14."Share" means "Share" as defined in Section 1.1 of this
Agreement.

15."Third Party Consent" means "Third Party Consent" as defined in
Section 3.4 of this
Agreement.




















































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